UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

UPEXI, INC.
(Name of Registrant as Specified in Its Charter)

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Upexi, Inc.

3030 N. Rocky Point Drive, Suite 420, Tampa, FL 33607

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

We are pleased to announce that the Annual Meeting of shareholders (the “Annual Meeting”) of Upexi, Inc. (“we,” “our,” “us,” “Company,” or “Upexi”) will be held at 9:00 a.m. EDT on Monday, June 15, 2026. You are invited to participate in the Annual Meeting.

The purpose of the meeting is to consider and vote on the following matters:

1.	Election of Directors: To elect 5 directors for a one-year term;

2.

Ratification of Appointment of Independent Accountants: To vote on a proposal to ratify the appointment of GBQ Partners LLC as our independent accountants for the financial year ending June 30, 2026; and

3.	Any other business that may properly be brought before the meeting or any adjournment of the meeting.

The record date for the determination of shareholders entitled to vote at the Annual Meeting is April 20, 2026 (the “Record Date”). You are entitled to participate remotely in the Annual Meeting if you were a holder of record of our Common Stock or Preferred Stock as of the close of business on the Record Date. Please note, if you plan to attend the Annual Meeting in person, you will need to register in advance and receive an admission card to be admitted. Please follow the instructions on page 5 of the Proxy Statement. Please refer to the Q&A section below if you are a street name holder and would like to attend the Annual Meeting. Record holders of shares may cast one vote for each share of our Common Stock and ten votes for each share of our Preferred Stock.

Your vote is important. Whether or not you plan to attend the meeting, we ask that you appoint the Proxies named in the enclosed proxy card to vote your shares for you by signing, dating and returning the enclosed proxy card, or following the instructions in the proxy statement and on your proxy card to appoint the Proxies by telephone or internet. This will help us ensure that your shares are represented and that a quorum is present at the meeting. If you sign a proxy card or appoint the Proxies by telephone or internet, you may later revoke your appointment or change your vote by following the instructions in the accompanying proxy statement or attend the Annual Meeting and vote the shares you hold of record on the meeting website. Attending the Annual Meeting alone will not revoke a proxy card. If your shares are held in “street name” by a broker or other nominee, the record holder of your shares must vote them for you, so you should follow your broker’s or nominee’s directions and give it instructions as to how you want it to vote your shares. We would appreciate receiving your proxy by Sunday, June 14, 2026.

BY ORDER OF THE BOARD,

/s/ Allan Marshall

Allan Marshall

CEO and Chairman of the Board of Directors

May 5, 2026

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Important Notice Regarding the Availability of Proxy Materials for the Annual

Meeting of Shareholders to be held on June 15, 2026:

We are pleased to take advantage of the rules of the U.S. Securities and Exchange Commission that allow companies to furnish their proxy materials over the internet. As a result, on or about May 5, 2026, we mailed a Notice Regarding Availability of Proxy Materials to our stockholders rather than a full paper set of the proxy materials. The Notice Regarding Availability of Proxy Materials contains instructions on how to access our proxy materials over the internet, as well as instructions on how stockholders may obtain a paper copy of our proxy materials. To make it easier for you to vote, both internet and telephone voting are available. The instructions on the Notice Regarding Availability of Proxy Materials or, if you received a paper copy of the proxy materials, the proxy card, each describe how to use these convenient services. This Proxy Statement and our Annual Report on Form 10-K for the Year Ended June 30, 2025 (the “Annual Report”) and the Quarterly Reports on Form 10-Q for the Quarters ended September 30, 2025 and December 31, 2025 are available at www.ProxyVote.com.

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UPEXI, INC.

3030 N. Rocky Point Drive, Suite 420, Tampa, FL 33607

PROXY STATEMENT

This proxy statement is dated May 5, 2026 and is being furnished to our shareholders as of the close of business on April 20, 2026 (the “Record Date”), by our Board of Directors in connection with our solicitation of proxy appointments in the form of the enclosed proxy card for use at the 2026 Annual Meeting of our shareholders and at any adjournments of the meeting.

The Annual Meeting will take place on June 15, 2026, at 9:00 a.m. EDT, at 3030 N. Rocky Point Drive, Suite 420, Tampa, FL 33607.

This Proxy Statement has been prepared by the management of the Company.

We use the “Notice and Access” method of providing proxy materials to you via the internet instead of mailing printed copies. We believe that this process provides you with a convenient and quick way to access the proxy materials, including our proxy statement, Annual Report and our quarterly reports, and to authorize a proxy to vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials.

Most shareholders will not receive paper copies of the proxy materials unless they request them. Instead, the Important Notice Regarding Availability of Proxy Materials, which we refer to as the Notice and Access card, that was mailed to our shareholders on or about May 5, 2026, provides instructions regarding how you may access and review all of the proxy materials on the internet. The Notice and Access card also includes instructions on how to submit your proxy via the internet or telephone. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials printed on the Notice and Access card. You may also request paper copies of the proxy materials and provide voting instructions by completing and returning the enclosed voting instruction form in the addressed, postage paid envelope provided.

If your shares are held by a brokerage house or other custodian, nominee or fiduciary in “street name,” as the record holder of your shares, it is required to vote your shares according to your instructions. Your broker, bank, trust or other nominee is required to send you directions on how to vote those shares. If your shares are held in “street name” and you would like to vote your shares in person while attending the Annual Meeting, you must contact your broker, custodian, nominee or fiduciary to obtain a legal proxy form from the record holder of your shares and present it to the inspector of election with your ballot.

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

What is the purpose of the Annual Meeting?

Our 2026 Annual Meeting will be held for the following purposes:

1.

To elect five (5) director nominees, nominated by the Board of Directors, for a one-year term, such term to continue until the Annual Meeting of Shareholders in 2027 or until such director's successors are duly elected and qualified or until their earlier resignation or removal (Proposal 1);

2.	To ratify the appointment of GBQ Partners LLC as our independent registered public accounting firm for the fiscal year ending June 30, 2026 (Proposal 2); and

3.	To consider such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

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Who can vote at the Annual Meeting?

You can vote at the Annual Meeting if, as of the close of business on April 20, 2026, the record date, you were a holder of record of the Company’s Common Stock or Preferred Stock. As of the record date, there were issued and outstanding 66,916,294 shares of Common Stock, each of which is entitled to one vote on each matter to come before the Annual Meeting, and 150,000 shares of Preferred Stock, each of which is entitled to ten votes on each matter to come before the Annual Meeting.

How many shares must be present to conduct business at the Annual Meeting?

A quorum is necessary to hold a valid meeting of shareholders. Under the Company’s Bylaws, for each of the proposals to be presented at the Annual Meeting, the holders of 33 1/3% of the issued and outstanding shares entitled to vote at such meeting must be present. As such, holders of our outstanding Common Stock and Preferred Stock as of April 20, 2026, the record date, representing 22,805,431 votes must be present at the Annual Meeting, in person or by proxy. If you vote, including by internet, or mailing the proxy card, your shares voted will be counted towards the quorum for the Annual Meeting. Abstentions and broker non-votes are counted as present for the purpose of determining a quorum.

How do I vote?

Registered Shareholders. If you are a registered shareholder (i.e., you hold your shares in your own name through our transfer agent, VStock Transfer, LLC), you may vote by proxy via the internet, or by mail by following the instructions provided on the proxy card. Shareholders of record who attend the Annual Meeting may vote in person by obtaining a ballot from the inspector of elections.

Beneficial Owners. If you are a beneficial owner of shares (i.e., your shares are held in the name of a brokerage firm, bank or a trustee), you may vote by proxy by following the instructions provided in the voting instruction form or other materials provided to you by the brokerage firm, bank, or other nominee that holds your shares. To vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank or other nominee that holds your shares.

Will my shares be voted if I do not provide voting instructions?

If you are a shareholder of record and you properly sign, date and return a proxy card, but do not indicate how you wish to vote with respect to a particular nominee or proposal, then your shares will be voted FOR the election of the five nominees for director named in “Proposal 1,” and FOR the ratification of the Appointment of GBQ Partners LLC as our Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2026 “Proposal 2”.

Consistent with applicable law, we intend to count abstentions and broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business. A broker “non-vote” refers to shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter. Applicable rules no longer permit brokers to vote on certain “non-routine” matters if the broker has not received instructions from the beneficial owner. Proposal 1 (Election of Directors) is considered to be a "non-routine" matter. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares with respect to this proposal. Proposal 2 (Ratification of Appointment of Auditor) is considered to be “routine” matters. Your broker, therefore, may vote your shares in its discretion if you do not provide instructions on how to vote on this “routine” matter.

Can I change my vote after I have voted?

Yes, you may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may change your vote by voting again on a later date on the internet (only your latest internet proxy submitted prior to the Annual Meeting will be counted), signing and returning a new proxy card with a later date, or attending and voting at the Annual Meeting. However, your attendance at the Annual Meeting will not automatically revoke any prior proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

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What is the deadline to vote?

If you hold shares as the shareholder of record, your vote by proxy must be received before 11:59 p.m. EDT on June 14 2026. If you are the beneficial owner of shares, please follow the voting instructions provided by your broker, trustee or other nominee.

What vote is required to elect directors or take other action at the Annual Meeting?

•

Proposal 1: Election of Five (5) Directors. The election of the five director nominees named in this Proxy Statement requires the affirmative vote of shares of Common Stock and Preferred Stock, voting as a single class, representing a plurality of the votes cast on the proposal at the Annual Meeting. This means that the five nominees will be elected if they receive more affirmative votes than any other person. You may not cumulate your votes for the election of directors. Brokers may not use discretionary authority to vote shares on the election of directors if they have not received specific instructions from their clients. For your vote to be counted in the election of directors, you will need to communicate your voting decisions to your bank, broker or other nominee before the date of the Annual Meeting in accordance with their specific instructions.

•

Proposal 2: Ratification of the Appointment of GBQ Partners LLC as Our Independent Registered Public Accounting Firm for 2026. Ratification of the appointment of GBQ Partners LLC as our independent registered public accounting firm for the year ending June 30, 2026, requires the affirmative vote of shares of Common Stock and Preferred Stock, voting as a single class, representing a majority of votes cast on the proposal at the Annual Meeting.

In general, other business properly brought before the Annual Meeting requires the affirmative vote of shares of Common Stock and Preferred Stock, voting as a single class, representing a majority of votes cast on such matter at the Annual Meeting.

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How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” each director nominee named in this Proxy Statement, and “FOR” ratification of GBQ Partners LLC as our independent registered public accounting firm for the fiscal year ending June 30, 2026.

How will the persons named as proxies vote?

If you complete and submit a proxy, the persons named as proxies will follow your instructions. If you submit a proxy but do not provide instructions, or if your instructions are unclear, the persons named as proxies will vote as recommended by our Board of Directors or, if no recommendation is given, in their own discretion.

Where can I find the results of the voting?

We intend to announce preliminary voting results at the Annual Meeting and will publish final results through a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting. The Current Report on Form 8-K will be available on the SEC website, www.sec.gov.

Do I need a ticket to attend the Annual Meeting?

Yes, you will need an admission card to enter the Annual Meeting. You may request tickets by providing the name under which you hold shares of record or, if your shares are held in the name of a bank, broker or other holder of record, the evidence of your beneficial ownership of the shares, the number of tickets you are requesting and your contact information. You can submit your request in the following ways:

•	by sending an e-mail to andrew@upexi.com; or

•	by calling us at (702) 332-5591.

Shareholders also must present a form of personal photo identification in order to be admitted to the Annual Meeting.

Who will pay for the cost of soliciting proxies?

We will pay for the cost of soliciting proxies. Our directors, officers and other employees, without additional compensation, may solicit proxies personally, in writing, by telephone, by email or otherwise. As is customary, we will reimburse brokerage firms, fiduciaries, voting trustees, and other nominees for forwarding our proxy materials to each beneficial owner of Common Stock and Preferred Stock held of record by them.

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PROPOSAL 1: ELECTION OF DIRECTORS

Upon the recommendation of the Nominating and Governance Committee of the Board of Directors, our Board of Directors has nominated for re-election at the Annual Meeting each of Mr. Allan Marshall, Mr. Andrew Norstrud, Dr. Gene Salkind, Mr. Lawrence Dugan and Mr. Thomas Williams for a new term expiring at the 2027 Annual Meeting of shareholders or until their successors are duly elected and qualified. Each nominee is currently serving as a member of our Board of Directors.

In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies voting for their election will be voted for any nominee who shall be designated by the Board of Directors to fill the vacancy. As of the date of this Proxy Statement, we are not aware of any nominee that is unable or will decline to serve as a director if elected.

Required Vote

The affirmative vote of shares of our Common Stock and Preferred Stock, voting as a single class, representing a plurality of the votes cast is required to elect each of Mr. Allan Marshall, Mr. Andrew Norstrud, Dr. Gene Salkind, Mr. Lawrence Dugan and Mr. Thomas Williams as directors of the Company.

Recommendation

Our Board of Directors unanimously recommends a vote “FOR” the election of each of Mr. Allan Marshall, Mr. Andrew Norstrud, Dr. Gene Salkind, Mr. Lawrence Dugan and Mr. Thomas Williams to our Board of Directors. Properly authorized proxies solicited by Board of Directors will be voted “FOR” the nominees unless instructions to withhold or to the contrary are given.

Directors/Nominees

Our Board of Directors currently consists of five members, as set forth in the table below. Our Board of Directors consists of an experienced group of business leaders, with experience in corporate governance, corporate finance, capital markets and technology.

Name	Position Held with the Company	Age	Date First Elected or Appointed
Allan Marshall	Chief Executive Officer, Director (Chairman)	59	May 2019
Andrew J. Norstrud	Chief Financial Officer, Director	52	April 2020
Gene Salkind	Director	72	January 2021
Thomas C. Williams	Director	66	January 2021
Lawrence H. Dugan	Director	59	January 2021

Business Experience

Set forth below is information about the nominees for election as directors. The factual information about each nominee and director has been provided by that person. The particular experience, qualifications, attributes or skills that led our Board of Directors to conclude that each should serve on our Board, in light of our business and structure, were determined by our Board or its Nominating and Governance Committee and are outlined below in each nominee’s bio.

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Allan Marshall, 59, Chief Executive Officer, Director. Mr. Marshall joined the Company as CEO in May of 2019 and was previously retired prior to joining the Company working as a serial entrepreneur with a focus on development stage companies in hyper growth industries, with the past several years focusing on the technology and cannabis industries. Mr. Marshall is often the driving force behind the organization for its initial growth and funding strategies. Mr. Marshall began his career in the transportation and logistics industry. Mr. Marshall founded Segmentz, Inc. in November of 2000 and served as the Chief Executive Officer, successfully acquiring five distinct logistic companies, raised more than $25,000,000 of capital, creating the infrastructure and business foundation that is now XPO Logistics, Inc. (NYSE: XPO) with revenues in excess of $17 billion. Prior to Segmentz, Mr. Marshall founded U.S. Transportation Services, Inc. (“UST”) in 1995, whose main focus was third party logistics. UST was sold to Professional Transportation Group, Inc. in January 2000 and Professional Transportation Group ceased business in November 2000. Prior to 1995, Mr. Marshall served as Vice President of U.S. Traffic Ltd, a Canadian company, where he founded their United States logistics division and had previously founded a successful driver leasing company in Toronto, Ontario, Canada.

Andrew J. Norstrud, 52, Chief Financial Officer, Director. Mr. Norstrud joined Upexi, Inc. in July of 2019 as a consultant and became the Chief Financial Officer in April of 2020 and a Director as of January 2021. Prior to joining Upexi, Inc., Mr. Norstrud worked as a consultant through his own consulting firm. Mr. Norstrud served as the Chief Financial Officer for Gee Group Inc. from March 2013 until June 2018. Mr. Norstrud also served Gee Group as CEO from March 7, 2014 until April 1, 2015. Mr. Norstrud served as a director of GEE Group Inc. from March 7, 2014 until August 16, 2017. Prior to GEE Group Inc., Mr. Norstrud was a consultant with Norco Accounting and Consulting from October 2011 until March 2013. From October 2005 to October 2011, Mr. Norstrud served as the Chief Financial Officer for Jagged Peak. Prior to his role at Jagged Peak, Mr. Norstrud was the Chief Financial Officer of Segmentz, Inc. (XPO Logistics), and played an instrumental role in the company achieving its strategic goals by pursuing and attaining growth initiatives, building a financial team, completing and integrating strategic acquisitions and implementing the structure required of public companies. Previously, Mr. Norstrud worked for Grant Thornton LLP and PricewaterhouseCoopers LLP and has extensive experience with young, rapid growth public companies. Mr. Norstrud earned a BA in Business and Accounting from Western State College and a Master of Accounting with a systems emphasis from the University of Florida. Mr. Norstrud is a Florida licensed Certified Public Accountant.

Gene Salkind, 72, Director. Gene Salkind, M.D. has been a practicing neurosurgeon for more than 35 years outside of Philadelphia, PA. He graduated from the University of Pennsylvania in 1974 with a B.A., Cum Laude, and received his medical degree from the Lewis Katz School of Medicine in 1979. He returned to the University of Pennsylvania for his neurosurgical residency and in 1985 was selected as the Chief Resident in Neurosurgery at the Hospital of the University of Pennsylvania. Since that time, he has been in a university affiliated practice of general neurological surgery. He has served as the Chief of Neurosurgery at Holy Redeemer Hospital, Albert Einstein Medical Center, and Jeanes Hospital in Philadelphia. He has authored numerous peer reviewed journal articles and has given lectures throughout the country on various neurosurgical topics. He has held professorships at the University of Pennsylvania, the Allegheny Health Education and Research Foundation, and currently at the Lewis Katz School of Medicine.

Dr. Salkind is a prominent investor in the pharmaceutical arena. Past investments include Intuitive Surgical, Pharmacyclics, which grew from less than $1 per share to subsequently being acquired by Abbvie for $250 per share, and Centocor, one of the nation’s largest biotechnology companies, which was acquired by Johnson & Johnson for $4.9 billion in stock. Dr. Salkind currently sits on the boards of Cure Pharmaceuticals, a leader in the biotechnology field through its continual pursuit of redefining traditional drug delivery, and Mobiquity Technologies, Inc., a digital engagement provider. Mobiquity owns and operates a national location based mobile advertising network. The company’s suite of technologies allows clients to execute personalized and relevant experiences, driving brand awareness and incremental revenue. He was previously a board member of Derm Tech International, a global leader in non-invasive dermatological molecular diagnostics.

In 2019, Dr. Salkind joined the Strategic Advisory Board of Bio Symetrics, a company that has built data services tools for automated pre-processing, integrated analytics, and predictive modeling to make machine learning accessible to scientists and providers. Their technology serves health and hospital systems, biopharma, drug discovery and precision medicine. Dr. Salkind, a member of our Audit Committee, currently owns greater than ten percent (10%) of the outstanding voting securities of the Company.

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Thomas C. Williams, 66, has over 40 years of experience in the insurance industry. He has served in multiple roles in both originations and the administration side of operations. Mr. Williams has a specialization in providing securitization mechanisms of illiquid insurance assets. Thomas was with Smith Barney for his training in the capital markets and insurance industries. Mr. Williams is currently an officer and director in several Ireland based holding companies with a focus in the insurance industry. He is a former member of the Risk Committee of Wyndham, a large Bermuda based captive. He has extensive experience in the Offshore and European Union insurance markets in both developing the structures and implementing corporate governance. His current role includes providing risk management services to a Section 110 Investment platform in both Luxembourg and Ireland for CSM Securities. Mr. Williams was the intermediary in the sale of Associate Industries of Florida, one of the largest insurance companies in workers’ compensation. He facilitated the sale to Am Trust, a New York publicly traded company in 2009.

Mr. Williams has served on the board of directors of two public companies:

•	GEE Group, an American Stock Exchange Company from 2008 to 2018. At this company, he Chaired the Nominating Committee and was a member of the Corporate Governance Committee and Audit Committee.

•	Two Rivers Water and Farming from 2019 to 2020.

Mr. Williams completed a training program at Northwestern’s Kellogg Business School for Corporate Governance in Public Companies in 2013.

Lawrence H. Dugan, 59, Director. Mr. Dugan is a partner with the accounting firm Dorra & Dugan and has been since 1996. Mr. Dugan graduated from the University of Central Florida in 1989. Mr. Dugan is a Florida licensed Certified Public Accountant.

BOARD OF DIRECTORS AND

CORPORATE GOVERNANCE

Our Board of Directors has adopted Corporate Governance Guidelines that, together with our Bylaws, establish various processes related to the structure and leadership of our Board and the governance of our organization.

Director Independence

Nasdaq rules require that a majority of our Board of Directors be independent. Our Corporate Governance Guidelines also require that a majority of the members of our Board be independent and that each year our Board review transactions, relationships and other arrangements involving our directors and determine which of the directors the Board considers to be independent. In making those determinations, the Board applies the independence criteria contained in the listing requirements of The NASDAQ Stock Market (“Nasdaq”). The Board has directed our Nominating and Governance Committee to assess each director’s independence and report its findings to the Board in connection with its annual independence determinations. In addition, between those annual determinations, the Committee is directed to monitor the status of each director on an ongoing basis and inform the Board of changes in factors or circumstances that may affect a director’s ability to exercise independent judgment in carrying out his or her duties as a director. The following table lists our current directors and persons who served as directors during fiscal year 2025-2026 who our Board believes were during their terms of office, and will be if re-elected, “independent” directors under Nasdaq’s criteria.

•	Gene Salkind

•	Lawrence Dugan

•	Thomas Williams

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In addition to the specific Nasdaq criteria, in assessing each director’s or nominee’s independence, the Nominating and Governance Committee and the Board consider whether they believe transactions that are disclosable in our proxy statements as “related person transactions,” as well as any other transactions, relationships, arrangements or other factors known to the Committee or the Board, could impair that director’s ability to exercise independent judgment in carrying out his or her duties as a director. In its determination that our current directors named above are or will be independent, the Committee and the Board considered those transactions and relationships described or referenced below under the heading “Transactions with Related Persons”.

Board Leadership Structure

Our Board performs its oversight role through various committees whose members are appointed by the Board after consideration of the recommendations of our independent Nominating and Governance Committee. Our Board has also constituted separate Compensation Committee and Audit Committee, whose duties are described below. Those committees may be established as separate committees of our Board or as joint committees of the Boards. Our Board annually elects a Chairman whose duties are described in our Bylaws and, currently, our Chief Executive Officer, Allan Marshall, also serves as Chairman of our Board. Mr. Marshall has served as our Chairman since inception of the Company. Although our Bylaws contemplate that our Chairman will be considered an officer, under our Corporate Governance Guidelines the Board will exercise its judgment and discretion in the selection of its Chairman and may select any of its members as Chairman. The Board has no formal policy as to whether our Chief Executive Officer will or may serve as Chairman or whether any other director, including an independent director, may be elected to serve as Chairman.

In practice, our Board has found that having a combined Chairman and Chief Executive Officer role allows for more productive board meetings. As Chairman, Mr. Marshall is responsible for leading board meetings and meetings of shareholders, generally setting the agendas for board meetings (subject to the requests of other directors) and providing information to the other directors in advance of meetings and between meetings. Mr. Marshall’s direct involvement in our operations makes him best positioned to lead strategic planning sessions and determine the time allocated to each agenda item in discussions of our short-term and long-term objectives. As a result, our Board currently believes that maintaining a structure that combines the roles of Chairman and Chief Executive Officer is the appropriate leadership structure for our company. Any independent director may request additional executive sessions at any meeting.

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As described below under the heading “COMMITTEES OF OUR BOARD”, all matters pertaining to executive compensation, the selection of nominees for election as directors, the appointment of members of Board committees, the approval of transactions with related persons, and various other governance matters, are subject to the review and approval or recommendation of Board committees made up entirely of independent directors. Our Corporate Governance Guidelines also provide that:

•	all independent directors have full access to any member of management and to our independent accountants for the purpose of understanding issues relating to our business;

•

upon request, our management will arrange for our outside advisors to be made available for discussions with the Board, any Board committee, our independent directors as a group, or individual directors; and

•

the Board, each Board committee, and our independent directors as a group, in each case by a majority vote, have the authority to retain independent advisors from time to time, at our expense, who are separate from and unrelated to our regular advisors.

Our Board believes the provisions described above enhance the effectiveness of our independent directors and provide for a leadership structure that is appropriate for our company, without regard to whether our Chairman is an independent director.

Board Role in Risk Oversight

While management is responsible for risk management in daily operations, the Board of Directors is responsible for overall risk oversight of the Company. The Board, or the appropriate committee, assesses existing and significant emerging risks on an ongoing basis as they arise. While the Board applies similar oversight standards to all material risks facing the company, focusing more frequently on the areas that represent more immediate risks, individual risks generally differ in duration and severity, and timeframes required for effective mitigation may vary greatly or change over time as risk environments evolve. Thus, the Board may adjust its oversight strategy on a case-by-case basis, as appropriate. The Board believes that this is a continuous process that requires regular attention from the full Board. This ongoing effort focuses the Board on the Company’s operational and financial performance over the short, intermediate and long term.

Attendance by Directors at Meetings

Our Board of Directors met five (5) times during fiscal year 2025. Our Corporate Governance Guidelines provide that directors are expected to regularly attend meetings of the Boards and of the committees on which they serve (subject to circumstances that make their absence unavoidable), to review materials provided to them in advance of meetings, and to participate actively in discussions at meetings and in the work of the committees on which they serve. During the year ended June 30, 2025, all of our directors attended all of the meetings held.

Attendance by our directors at Annual Meetings of our shareholders gives directors an opportunity to meet, talk with and hear the concerns of shareholders who attend those meetings, and it gives those shareholders access to our directors that they may not have at any other time. In order to facilitate directors’ attendance, we schedule our Annual Meetings on the same dates as regular meetings of the Board of Directors. Our Board recognizes that our outside directors have their own business interests and are not our employees, and that it is not always possible for them to attend Annual Meetings. However, our Board believes that attendance by directors at our Annual Meetings is beneficial to us and to our shareholders, and our Corporate Governance Guidelines provide that our directors are strongly encouraged to attend each Annual Meeting. All of our board members attended the last year’s annual meeting.

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Communications with Our Board

Our Board of Directors encourages our shareholders to communicate their concerns and other matters related to our business, and the Board has established a process by which you may send written communications to the Board or to one or more individual directors. You may address and mail your communication to:

Board of Directors

Upexi, Inc. Attention: Corporate Secretary

3030 N. Rocky Drive, Suite 420

Tampa, FL 33607

You also may send communications by email to info@upexi.com. You should indicate whether your communication is directed to the entire Board of Directors, to a particular committee of the Board or its Chairman, or to one or more individual directors. All communications will be reviewed by our Corporate Secretary and, with the exception of communications our Corporate Secretary considers to be unrelated to our business, forwarded to the intended recipients.

Code of Ethics

Our Board of Directors has adopted a code of ethics that apply to all our officers, directors and employees including our financial officers. A copy of the code is posted on our website and may be found at https://ir.upexi.com/corporate-governance/governance-documents. Information contained in, or accessible through, our website does not constitute part of this proxy statement. The Code of Ethics (the “Code”) is intended to promote:

•	honest and ethical conduct;

•	the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that we file with or submit to the SEC and in other public communications we make;

•	compliance with applicable governmental laws, rules and regulations;

•

prompt internal reporting of violations of the Code and accounting issues to the Boards’ Audit Committee and, in the case of violations by directors, also to the Compensation, Nominating and Governance Committees; and

•	accountability for adherence to the Code.

We have established means by which officers, employees, customers, suppliers, shareholders or others may submit confidential and anonymous reports regarding ethical or other concerns about our company or any of our respective employees. Reports may be submitted by following the procedure set forth in our Whistleblower Policy posted on our website at https://ir.upexi.com/corporate-governance/governance-documents.

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Insider Trading Policy

Our Board has adopted an Insider Trading Policy that applies to all of our directors, executive officers, and employees. This policy also is affirmed by our domestic third party vendors, and our international vendors either affirm this policy or a similar, local, more applicable policy, regulation, or law. The policy attempts to establish standards that will avoid even the appearance of improper conduct on the part of insiders by requiring, among other things, that insiders maintain the confidentiality of information about the Company and to not engage in transactions in the Company’s securities while aware of material nonpublic information.

Clawback Policy

We adopted the Upexi, Inc. Clawback Policy effective as of October 2, 2023. In the event that we are required to prepare a financial restatement, the Committee will recoup all erroneously awarded incentive-based compensation calculated on a pre-tax basis received after October 2, 2023, by a person (i) after beginning service as an executive officer, (ii) who served as an executive officer at any time during the performance period for that incentive-based compensation, and (iii) during the three completed fiscal years immediately preceding the date that the Company is required to prepare a restatement, and any transition period (that results from a change in the Company’s fiscal year) of less than nine months within or immediately following those three completed fiscal years. “Clawback” or recoupment policy in our executive compensation program contributes to creating and maintaining a culture that emphasizes integrity and accountability and reinforces the performance-based principles underlying our executive compensation program.

Human Capital Management

Our associates are among our most important assets, and a top priority of our management is ensuring that we attract, retain and develop associates who are aligned with our goals. Our initiative during 2026 will remain focused on scaling talent to address future needs, while we continue to promote inclusion, equity and diversity initiatives, and enhance performance management and coaching, with a goal of developing a workplace for the future. In promoting inclusion, equity and diversity, we aim to foster inclusion of, and provide opportunities for advancement to, all our associates, and we start by embracing diversity. We consider diversity to be broader than gender or race and to include demographics such as religion, national origin, age, disability, military service, sexual orientation, and gender identity, as well as diversity of thought, perspective, experience and interests. By continuing to commit to inclusion and diversity, we are focused on enhancing associate and customer experiences and relationships and driving innovation of our products and services.

Hedging Policy

To date our Company has not adopted a hedging policy applicable to its officers or directors.

COMMITTEES OF OUR BOARD

Our Board of Directors has three standing committees that assist the Board in oversight and governance matters. They are the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. Each committee operates under a written charter approved by our Board that sets out the committee’s composition, authority, duties and responsibilities. Each member of the three committees is an “independent director” as that term is defined by Nasdaq’s listing standards. A copy of the current charter of each committee is posted on our website and may be found at https://ir.upexi.com/corporate-governance/governance-documents.

Members of the Audit Committee and the Compensation, Nominating and Governance Committee must satisfy requirements of Nasdaq’s listing standards and other laws and regulations applicable to service on those committees, as well as any membership requirements specified in the committees’ written charters.

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The Audit Committee is required to meet at least quarterly and the Compensation Committee, and Nominating and Governance Committee are required to meet at least once a year, and each may meet more frequently as it and/or its Chairman considers necessary. Each committee also will meet when requested by the Chairman of the Board. In addition to their duties and responsibilities set forth in their respective charters, each committee is authorized to undertake such other duties and responsibilities within the scope of its primary functions as the committee or the Boards may from time to time deem necessary or appropriate. In discharging its duties, each committee may:

•

at its discretion and without the prior approval of management or the Boards, retain or obtain the advice of outside consultants or advisors (including legal counsel and other advisors), at our expense, in accordance with procedures established from time to time by the committee, and oversee and approve all terms of the engagement of any such consultants or advisors, including their fees or other compensation;

•

conduct investigations and request and consider information (from management or otherwise) as the committee considers necessary, relevant, or helpful in its deliberations and the formulation of its decisions or recommendations;

•

seek any information from our employees (who are directed to cooperate with each committee’s requests), or from external parties, and consult to the extent it deems appropriate with the Chairman of the Board, the Chief Executive Officer, other directors, and other officers and employees; and

•

delegate any of its responsibilities to subcommittees or to individual members to the extent not inconsistent with other sections of its charter (including applicable independence requirements), or applicable laws or regulations.

Directors Name	Audit Committee	Compensation Committee	Nominating and Governance Committee
Gene Salkind	X	X	X
Thomas Williams	X	X	X
Lawrence H. Dugan	X	X	X

Audit Committee

On January 27, 2021, our Board established an Audit Committee that operates under a written charter as approved by our Board. The members of our Audit Committee are Dr. Gene Salkind, Mr. Thomas Williams, and Mr. Lawrence Dugan. Mr. Dugan serves as Chairman of the Audit Committee and our Board has determined that he is an “Audit Committee Financial Expert” as defined by applicable SEC rules. The Board has determined that Dr. Salkind, Mr. Williams and Mr. Dugan are independent directors as that term is defined in Rule 5605(a)(2) of the Nasdaq Listing Rules, and has determined that Dr. Salkind, Mr. Williams and Mr. Dugan as Audit Committee members also meet the independence requirements of the Securities and Exchange Commission. The Audit Committee met five (5) times in fiscal year 2025.

Our Audit Committee is responsible for:

•	the integrity of the Company's financial statements,

•	the effectiveness of the Company's internal control over financial reporting,

•	the Company's compliance with legal and regulatory requirements,

•	the independent registered public accounting firm's qualifications and independence,

•	the performance of the Company's independent registered public accountants,

•	reviewing and approving related persons transactions; and

•	preparation of the Audit Committee report as required to be included in the Company’s annual proxy statement.

The Audit Committee also is responsible for establishing procedures for the receipt, retention and treatment of complaints from employees, customers, suppliers, shareholders or others related to accounting and financial processes and reporting, internal controls, and auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding those matters, and for evaluating any fraud, whether or not material, that involves management or other employees who have a significant role in our internal controls.

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Information regarding the process for and factors considered in the Audit Committee’s selection of our independent accountants is contained under the heading “PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF GBQ PARTNERS LLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026.”

Audit Committee Financial Expert

Lawrence H. Dugan is a partner with the accounting firm Dorra & Dugan and has been since 1996. Mr. Dugan graduated from the University of Central Florida in 1989. Mr. Dugan is a Florida licensed Certified Public Accountant. Our Board of Directors has designated Mr. Dugan as the Committee’s “Audit Committee Financial Expert,” as that term is defined by the rules of the SEC.

Audit Committee Report

This report is furnished by the Audit Committee, the members of which, on the date of the filing of our 2025 Annual Report on Form 10-K, are named below.

Our management is responsible for our financial reporting process, including our system of internal controls and disclosure controls and procedures, and for the preparation of our consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. Our independent accountants are responsible for auditing those financial statements. The Audit Committee oversees and reviews those processes. In connection with the preparation and audit of our consolidated financial statements for 2025, the Committee has:

•	reviewed and discussed our audited consolidated financial statements for 2025 with our management;

•	discussed with our independent accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC;

•

received the written disclosures and letter from our independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the accountants’ communications with the Committee concerning independence; and

•	discussed the independence of our independent accountants with the accountants.

Compensation Committee

On January 27, 2021, our Board established a Compensation Committee that operates under a written charter as approved by our Board. The members of our Compensation Committee are Dr. Gene Salkind, Mr. Thomas Williams, and Mr. Lawrence Dugan. Dr. Salkind serves as Chairman of the Compensation Committee.

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Our Compensation Committee is responsible for the oversight of, and the annual and ongoing review of, the Chief Executive Officer, the compensation of the senior management team, and the bonus programs in place for employees, which includes:

•	reviewing the performance of the Chief Executive Officer and other senior officers, and determining the bonus entitlement for such officer or officers on an annual basis,

•	determining and approving proposed annual compensation and incentive opportunity level of executive officers for each fiscal year, and recommending such compensation to the Board,

•	determination of proposed grants of stock options to directors, employees, consultants and advisors with the Chief Executive Officer,

•	reviewing and recommending to the Board the compensation of the Board and committee members,

•	administering and approving any general benefit plans in place for employees,

•	engaging and setting the compensation for independent counsel and other advisors and consultants,

•	preparing any reports on director and officer compensation to be included in the Company’s proxy statements,

•	assessing the Company’s competitive positions for each component of officer compensation and making recommendations to the Board regarding such positions, and

•	reviewing and assessing the adequacy of its charter and submitting any recommended changes to our Board for its consideration and approval.

In considering compensation to be paid to our directors and our executive officers named in the Summary Compensation Table below, the Committee considers information provided by our Chairman and Chief Executive Officer, including, in the case of officers other than himself, information about those officers’ individual performance and his recommendations as to their compensation.

The Compensation Committee may retain the services of consultants or other advisors at our expense, and under its charter the Compensation Committee is directly responsible for the appointment, compensation, terms of engagement and oversight of the work of its consultants and advisors. The Compensation Committee met two (2) times in fiscal year 2025 and two (2) times during fiscal year ended June 30, 2024.

Nominating and Governance Committee

On January 27, 2021, our Board established a Nominating and Governance Committee that operates under a written charter as approved by our Board. The members of our Nominating and Governance Committee are Dr. Gene Salkind, Mr. Thomas Williams, and Mr. Lawrence Dugan. Mr. Williams serves as Chairman of the Nominating and Governance Committee.

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Our Nominating and Governance Committee is responsible for assisting the Board in:

•	proposing a slate of qualified nominees for election to the Board by the shareholders or in the event of a Board vacancy,

•	evaluating the suitability of potential nominees for membership on the Board,

•	determining the composition of the Board and its committees,

•	monitoring a process to assess Board, committee and management effectiveness,

•	aiding and monitoring management succession planning, and

•	developing, recommending to the Board, implementing and monitoring policies and processes related to the Company’s corporate governance guidelines.

The Nominating and Governance Committee met twice in fiscal year 2025 and fiscal year 2024.

Director Selection Process

As provided in its charter, the Nominating and Governance Committee is responsible for recommending to our Board of Directors all nominees for election to the Board of Directors, including nominees for re-election to the Board of Directors, in each case after consultation with the Chairman of the Board of Directors. The Nominating and Governance Committee considers, among other things, the level of experience, financial literacy and business acumen of the candidate. In addition, qualified candidates for director are those who, in the judgment of the Nominating and Governance Committee, have significant decision-making responsibility, with business, legal or academic experience, and other disciplines relevant to the Company's businesses, the nominee's ownership interest in the Company, and willingness and ability to devote adequate time to Board of Directors duties, all in the context of the needs of the Board of Directors at that point in time and with the objective of ensuring diversity in the background, experience, and viewpoints of Board of Directors members.

The Nominating and Governance Committee may identify potential nominees for election to our Board of Directors from a variety of sources, including recommendations from current directors and officers, recommendations from our stockholders or any other source the committee deems appropriate.

Our stockholders can nominate candidates for election as director by following the procedures set forth in our Bylaws, which are summarized below. We did not receive any director nominees from our stockholders for the Annual Meeting.

Our Bylaws provide that any stockholder entitled to vote in the election of directors generally may make nominations for the election of directors to be held at an Annual Meeting, provided that such stockholder has given actual written notice of his intent to make such nomination or nominations to the Secretary of the Company not less than sixty (60) days nor more than ninety (90) days prior to the appropriate anniversary date of the previous meeting of shareholders of the Company called for the election of directors. In accordance with the Company's Bylaws, submissions must include: (1) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (2) a representation that such shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to nominate the person or persons specified in the notice; (3) the consent of each nominee to serve as director of the Company, if so elected; and (4) the class and number of shares of stock of the Company which are beneficially owned by such shareholder on the date of such shareholder's notice and, to the extent known, by any other shareholders known by such shareholder to be supporting such nominees on the date of such shareholder notice.

This is only a summary of the advance notice procedure. Any stockholder who wishes to nominate a potential director candidate must follow the specific requirements set forth in our Bylaws, a copy of which may be obtained by sending a request to: Upexi, Inc., 3030 N. Rocky Point Drive, Suite 420, Tampa, FL 33607 and is available on www.sec.gov.

Family Relationships

There are no family relationships between any of our directors, executive officers and proposed directors or executive officers.

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Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

1.	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

2.

had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

3.

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

4.

been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.

been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.

been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Shareholder Proposals for Next Year’s Annual Meeting

Shareholders interested in submitting a proposal for inclusion in our proxy materials for the 2027 Annual Meeting may do so by following the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be eligible for inclusion in such proxy materials pursuant to such rule, shareholder proposals must be received by our Secretary no later than January 5, 2027.

In addition to satisfying the foregoing requirements under our by-laws, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 16, 2027.

EXECUTIVE COMPENSATION

The following table shows the compensation for each of the years ended June 30, 2025 and June 30, 2024 awarded to or earned by each individual who served as our principal executive officer or acting in a similar capacity during the last completed fiscal year and our other most highly compensated executive officers who were serving as executive officers as of June 30, 2025. The persons listed in the following table are referred to herein as the “named executive officers” or “NEOs.”

•	Allan Marshall – Chairman and Chief Executive Officer

•	Andrew Norstrud – Chief Financial Officer

•	Brian Rudick – Chief Strategy Officer

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Allan Marshall, CEO, and Director (1)	2025	840,000	399,231	171,000	1,091,963	-	-	-	2,502,194
	2024	840,000	250,769	-	-	-	-	-	1,090,769

Andrew Norstrud, Chief Financial Officer (2)	2025	266,385	350,000	228,000	-	-	-	-	844,385
	2024	250,000	-	-	-	-	-	-	250,000

Brian Rudick, Chief Strategy Officer (3)	2025	25,385	-	-	-	-	-	-	25,385

_____________

(1)	At June 30, 2025, Allan Marshall had an accrued and unpaid bonus of $2,500,000 not included in this compensation table.
(2)	At June 30, 2025, Andrew Norstrud had an accrued and unpaid bonus of $350,000 not included in this compensation table.
(3)	Brian Rudick was newly appointed as Chief Strategy Officer on May 22, 2025. At June 30, 2025, Brian Rudick had an accrued and unpaid bonus of $350,000 not included in this compensation table.

(4)

Represents equity-based compensation expense calculated in accordance with the provisions of Accounting Standards Codification Section 718 – Compensation – Stock Compensation, using the Black-Scholes option pricing model.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive share options at the discretion of our Board of Directors in the future. We do not have any material bonus or profit-sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except share options, restricted stock grants, and phantom stock units have been and may be granted at the discretion of our Board of Directors. The value of the option awards is based on the intrinsic value at date of grant. The value of the restricted stock grants is based on the fair market value of the underlying shares on the date of grant. Phantom stock units are unsecured, unfunded contractual rights to receive a cash payment from the Company based on a 30- or 31-day average market price of the Company's common stock prior to the applicable payment date, settled solely in cash, and do not entitle the holder to any shares of common stock, voting rights, or dividends.

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Employment Agreements

Allan Marshall

On September 23, 2025, the Company entered an amended and restated employment agreement that superseded all previous agreements with Allan Marshall, Chairman and Chief Executive Officer (the “Marshall Employment Agreement”), effective July 1, 2025. The Marshall Employment Agreement provides for a three-year term ending on April 24, 2028, unless employment is earlier terminated in accordance with the provisions thereof and after the initial term has a standard 1-year automatic extension clause if there is no notice by the Company of termination. Mr. Marshall received a starting base salary at the rate of $840,000 per year which can be adjusted by the Compensation Committee. Mr. Marshall has performance bonuses that Mr. Marshall can earn based on the increase of shareholder value, the increase of the Company’s market cap / treasury growth and other criteria determined by the Compensation Committee. The Marshall Employment Agreement contains standard termination, change of control, non-compete and confidentiality provisions.

Mr. Marshall was granted an option to purchase up to 500,000 shares of common stock at a per share price of $2.28 with a term of five years and was awarded a restricted stock grant of 75,000 shares that cliff vests after six months of continued employment.

Andrew Norstrud

On February 1, 2021, the Company entered an employment agreement with Andrew Norstrud, Chief Financial Officer (the “Norstrud Employment Agreement”). The Norstrud Employment Agreement provides for a three-year term ending on February 1, 2024, unless employment is earlier terminated in accordance with the provisions thereof and after the initial term has a standard 1-year automatic extension clause if there is no notice by the Company of termination. Mr. Norstrud received a starting base salary at the rate of $250,000 per year which can be adjusted by the Compensation Committee. Mr. Norstrud was granted an option to purchase 19,444 shares of Common Stock at a price of $30.60 per share vesting ratably over a two-year period. The options are exercisable for 10 years and provide for cashless exercise. Mr. Norstrud is entitled to receive an annual bonus based on criteria to be agreed to by Mr. Norstrud and the Chief Executive Officer and the Compensation Committee. The Norstrud Employment Agreement contains standard termination, change of control, non-compete and confidentiality provisions.

On April 24, 2025, the Company entered into a new employment agreement with Andrew Norstrud as Chief Financial Officer (the “Norstrud Agreement”). The Norstrud Agreement increases Mr. Norstrud’s base salary to $350,000 per year and can be increased at the discretion of the Board of Directors. Mr. Norstrud was awarded a restricted stock grant of 100,000 shares that vests 10% per month for 10 months of continued employment. Mr. Norstrud will be paid a quarterly bonus of between 30% and 100% of his salary as determined by the Chief Executive Officer. In addition, Mr. Norstrud may receive additional incentive compensation at the discretion of the Chief Executive Officer and the Board of Directors. The term of the agreement is three years and will automatically renew for a one year period, if it is not terminated earlier.

Brian Rudick

On May 22, 2025, the Company entered an employment agreement with Brian Rudick, Chief Strategy Officer (the “Rudick Employment Agreement”). Pursuant to the employment terms, Mr. Rudick will be paid an annual salary of $300,000 and additional cash and equity performance bonuses per year. In addition, Mr. Rudick will be paid $950,000 in structured cash payments through December 31, 2025 and will be granted 400,000 shares of restricted stock that will vest during his first year of employment. The initial term of employment is one year, that will automatically renew for one year if not terminated by Mr. Rudick or the Company.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table summarizes equity awards granted to Named Executive Officers and directors that were outstanding as of June 30, 2025:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options: # Exercisable	Number of Securities Underlying Unexercised Options: # Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unearned and Unexercisable Options:	Option Exercise Price $	Option Expiration Date	# of Shares or Units of Stock That Have Not Vested #	Market Value of Shares or Units of Stock That Have Not Vested $	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested #	Equity Incentive Plan Awards: Market of Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested $

Allan Marshall, CEO, and Director	500,000	-	-	$2.28	4/17/2030	-	-	75,000	223,500
Andrew Norstrud, Chief Financial Officer and Director	-	-	-	$-	-	-	-	80,000	238,400

Gene Salkind, Director	25,000	-	-	$3.46	1/17/2035	-	-	-	-
	-	-	35,000	$2.28	4/17/2035	-	-	-	-
Thomas C. Williams, Director	25,000	-	-	$3.46	1/17/2035	-	-	-	-
Lawrence H Dugan, Director	25,000	-	-	$3.46	1/17/2035	-	-	-	-

As of June 30, 2025, Mr. Norstrud had 20,000 shares that had vested, but had not yet been issued.

As of June 30, 2025, Mr. Rudick did not have outstanding option or stock awards granted out of the Company’s equity incentive plan.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit-sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that share options, restricted stock grants, and phantom stock units have been and may be granted at the discretion of our Board of Directors. The value of the option awards is based on the intrinsic value at date of grant.

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of our directors or executive officers or any associate or affiliate of our company during the last two fiscal years, is or has been indebted to our company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

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Director Compensation

Our directors receive cash compensation of $5,000 per quarterly board meeting and receive between $5,000 and $7,000 per year for being a committee chair.

The table below summarizes the compensation we paid to our non-employee directors for the period ending June 30, 2025:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)(2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Lawrence H. Dugan	$27,000	-	$85,232	-	-	-	$112,232

Gene Salkind (3)	$25,000	-	$163,846	-	-	-	$188,846

Thomas Williams	$25,000	-	$85,232	-	-	-	$110,232

(1) The amounts in this column reflect the aggregate grant date fair values of the stock options granted in fiscal year 2025 to the directors, in each case, calculated in accordance with FASB ASC Topic 718. The actual value the director will realize is a function of the underlying shares if and when these awards are exercised and sold.

(2) Options outstanding as of June 30, 2025 for Lawrence H. Dugan was 25,000, for Gene Salkind was 60,000 (including 35,000 that were unvested), and for Thomas Williams was 25,000.

(3) Options granted to Gene Salkind include 35,000 granted for participation in a special advisory committee to the Company. This award was granted outside of his compensation for his normal duties as Board member.

We do not have any agreements for compensating our directors for their services in their capacity as directors, although such directors have received and are expected in the future to receive stock options to purchase shares of our Common Stock, restricted stock grants, and phantom stock units as awarded by our Board of Directors.

Transactions with Related Persons

We have a written policy requiring that our Audit Committee review and approve related person transactions that involve us and are of the type that are required to be disclosed in our proxy statement by SEC rules. A transaction may be a related person transaction if it’s a transaction between us and any of our directors, executive officers, owners of more than 5% of our common stock, or their immediate family (“related persons”) where the related persons have a material interest in the transaction. The policy authorizes the Audit Committee to approve a related person transaction upon discussing with management the business rationale for the transaction.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 20, 2026, certain information with respect to the beneficial ownership of our common and preferred shares by each shareholder, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our common and preferred shares, as well as by each of our current directors and executive officers, and our directors and executive officers as a group. Beneficial ownership consists of a direct interest in the shares of Common Stock and Preferred Stock, except as otherwise indicated.

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Each person has sole voting and investment power with respect to the shares of Common Stock and Preferred Stock, except as otherwise indicated. In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided, i.e. within 60 days of April 20, 2026.

Unless otherwise indicated, the address of each of the following persons is c/o Upexi, Inc., 3030 N. Rocky Point Drive, Suite 420, Tampa, FL 33607.

Executive Officers and Directors:

	Preferred Stock		Common Stock
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(8)	Amount and Nature of Beneficial Ownership		Percentage of Class(1)
Allan Marshall	150,000	100.00%	3,885,149	(2)	5.58%
Gene Salkind	-	-%	857,870	(3)	1.28%
Andrew Norstrud	-	-%	508,305	(4)	* %
Lawrence Dugan	-	-%	129,889	(5)	* %
Thomas Williams	-	-%	112,500	(6)	* %
Brian Rudick	-	-%	860,089	(7)	1.28%
Directors and Executive Officers as a Group	150,000	100.00%	6,353,802		9.00%

*	Represents less than 1% of the number of shares of our Common Stock outstanding

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the number of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding on April 20, 2026. As of April 20, 2026, there were 66,916,294 shares of our company’s Common Stock issued and outstanding.

The number of shares beneficially owned includes any shares over which the person has sole or shared voting power or investment power and also any shares that the person can acquire within 60 days of April 20, 2026 through the exercise of any stock options or other right.

The percentages shown are based on the 66,916,294 shares of our common stock outstanding as of April 20, 2026. For purposes of computing the percentages of outstanding shares of common stock held by each person, any shares that the person has the right to acquire within 60 days after April 20, 2026 are deemed to be outstanding with respect to such person but are not deemed to be outstanding for the purpose of computing the percentage of ownership of any other person.

(2)

Represents (i) 1,171,260 shares of Common Stock, (ii) 138,889 shares issuable upon the conversion of preferred stock, (iii) 500,000 shares issuable upon the exercise of stock options that are exercisable within 60 days, and (iv) 2,075,000 shares issuable upon the vesting and settlement within 60 days of restricted stock units for which the holder may elect share settlement.

(3)

Represents (i) 760,370 shares of Common Stock, (ii) 60,000 shares issuable upon the exercise of stock options that are exercisable within 60 days, and (iii) 37,500 shares issuable upon the vesting and settlement within 60 days of restricted stock units for which the holder may elect share settlement.

(4)	Represents (i) 59,138 shares of Common Stock and (ii) 449,167 shares issuable upon the vesting and settlement within 60 days of restricted stock units for which the holder may elect share settlement.
(5)

Represents (i) 92,389 shares of Common Stock, (ii) 25,000 shares issuable upon the exercise of stock options that are exercisable within 60 days, and (iii) 12,500 shares issuable upon the vesting and settlement within 60 days of restricted stock units for which the holder may elect share settlement.

(6)

Represents (i) 75,000 shares of Common Stock, (ii) 25,000 shares issuable upon the exercise of stock options that are exercisable within 60 days, and (iii) 12,500 shares issuable upon the vesting and settlement within 60 days of restricted stock units for which the holder may elect share settlement.

(7)

Represents (i) 538,597 shares of Common Stock, (ii) 266,667 shares issuable upon the vesting and settlement within 60 days of restricted stock units for which the holder may elect share settlement, and (iii) 54,825 shares issuable upon the exercise of warrants.

(8)

150,000 shares of Preferred Stock, issued and outstanding, each of which is entitled to ten votes on each matter to come before the Annual Meeting. These 150,000 shares of Series A Preferred Stock can be converted into 138,889 shares of common stock, at the election of the holder.

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More than 5% Beneficial Owners:

	Preferred Stock		Common Stock
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class	Amount and Nature of Beneficial Ownership		Percentage of Class
MMCAP International Inc. SPC / MM Asset Management Inc.	-	-%	7,165,237	(1)	9.99%
Hivemind Validation Master Fund	-	-%	7,426,215	(2)	9.99%
EBT Group Holdings LLC	-	-%	7,426,215	(2)	9.99%
Polar Asset Management Partners Inc.	-	-%	7,426,215	(3)	9.99%
5% Beneficial Owners as a Group	-	-%	29,443,882		31.31%

(1)

Represents (i) 2,326,777 shares of Common Stock and (ii) shares of Common Stock issuable upon conversion of a convertible note. The convertible note is subject to a 9.99% beneficial ownership limitation, which restricts the holder’s ability to convert the note to the extent that such conversion would result in the holder beneficially owning more than 9.99% of the Company’s outstanding Common Stock. Accordingly, the number of shares deemed beneficially owned reflects the maximum number of shares that may be converted within such limitation as of April 20, 2026.

(2)

Represents (i) shares of Common Stock issuable upon conversion of a convertible note. The convertible note is subject to a 9.99% beneficial ownership limitation, which restricts the holder’s ability to convert the note to the extent that such conversion would result in the holder beneficially owning more than 9.99% of the Company’s outstanding Common Stock. Accordingly, the number of shares deemed beneficially owned reflects the maximum number of shares that may be converted within such limitation as of April 20, 2026.

(3)

Represents (i) shares of Common Stock issuable upon the exercise of warrants. The warrants are subject to a 9.99% beneficial ownership limitation, which restricts the holder’s ability to exercise the warrants to the extent that such exercise would result in the holder beneficially owning more than 9.99% of the Company’s outstanding Common Stock. Accordingly, the number of shares deemed beneficially owned reflects the maximum number of shares that may be exercised within such limitation as of April 20, 2026.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of its equity securities, to file reports of ownership and changes in ownership (typically, Forms 3, 4 and/or 5) of such equity securities with the SEC. Such entities are also required by SEC regulations to furnish the Company with copies of all such Section 16(a) reports.

Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company and written representations that no Form 5 or amendments thereto were required, the Company believes that during the fiscal year ended June 30, 2025, its directors and officers, and greater than 10% beneficial owners, have made their Section 16(a) filings timely.

Change in Control Agreements

We are unaware of any contract or other arrangement or provisions of our Articles or Bylaws, the operation of which may at a subsequent date result in a change of control of our Company. There are not any provisions in our Articles or Bylaws, the operation of which would delay, defer, or prevent a change in control of our Company.

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 PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF GBQ PARTNERS LLC

 AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026

The Audit Committee of our Board of Directors has appointed GBQ Partners LLC to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2026. GBQ Partners LLC has served in this capacity since May 14, 2024, and has audited our consolidated financial statements for the fiscal years ended June 30, 2025, 2024, and 2023.

We are asking our shareholders to ratify the appointment of GBQ Partners LLC as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, our Board of Directors is submitting the appointment of GBQ Partners LLC to our shareholders for ratification as a matter of good corporate governance. If our shareholders fail to ratify the appointment of GBQ Partners LLC, the Audit Committee will consider whether it is appropriate and advisable to appoint another independent registered public accounting firm. Even if our shareholders ratify the appointment of GBQ Partners LLC, the Audit Committee in its discretion may appoint a different registered public accounting firm at any time if it determines that such a change would be in the best interest of the Company and our shareholders.

Representatives of GBQ Partners LLC are expected to be present via phone call at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.

In fulfilling its oversight role, our Audit Committee met and held discussions, both together and separately, with the Company’s management and GBQ Partners LLC. Management advised the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee reviewed and discussed the consolidated financial statements and key accounting and reporting issues with management and GBQ Partners LLC, both together and separately, in advance of the public release of operating results and filing of annual or quarterly reports with the SEC. The Audit Committee discussed with GBQ Partners LLC matters deemed significant by GBQ Partners LLC, including those matters required to be discussed pursuant to Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, and reviewed a letter from GBQ Partners LLC disclosing such matters.

GBQ Partners LLC also provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the outside auditors’ communications with the Audit Committee concerning independence, and we discussed with GBQ Partners LLC matters relating to their independence.

Based on our review with management and GBQ Partners LLC of the Company’s audited consolidated financial statements and GBQ Partners LLC’s report on such financial statements, and based on the discussions and written disclosures described above and our business judgment, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2025.

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The following table presents professional fees billed by GBQ Partners LLC for the following professional services rendered for the Company for the fiscal years ended June 30, 2025, and 2024:

	Year Ended
	June 30, 2025	June 30, 2024
Audit Fees	$245,500	$402,000
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$245,500	$402,000

Audit fees relate to services for the audit of the Company's consolidated financial statements for the fiscal year and for reviews of the interim consolidated financial statements included in the Company's quarterly reports filed with the SEC.

Our Audit Committee pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the Audit Committee either before or after the respective services were rendered.

Our Board of Directors has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

Audit Committee’s Policy Regarding Pre-Approval of Services Provided by the Outside Auditors

The Audit Committee’s charter requires review and pre-approval by the Audit Committee of all audit services provided by our outside auditors and, subject to the de minimis exception under applicable SEC rules, all permissible non-audit services provided by our outside auditors. The Audit Committee reviews the fees billed for all services provided on a quarterly basis, and it pre-approves additional services if necessary. As required by Section 10A of the Exchange Act, the Audit Committee pre-approved all audit and non-audit services provided by our outside auditors during fiscal 2025 and the fees paid for such services.

Required Vote

The affirmative vote of shares of our Common Stock and Preferred Stock, voting as a single class, representing a majority of votes cast thereon at the Annual Meeting or any adjournment or postponement thereof is required to approve Proposal 2.

Recommendation

Our Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of GBQ Partners LLC as our independent registered public accounting firm for the fiscal year ending June 30, 2026.

GENERAL

Management does not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

We will bear the cost of preparing, printing, assembling and mailing the Proxy Card, Proxy Statement and other material which may be sent to shareholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request. In addition to the solicitation of proxies by mail, officers and employees of the Company may solicit proxies without additional compensation, by telephone or other electronic means.

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WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, Proxy Statements and other documents with the SEC under the Exchange Act. The Company’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov.

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS

Under the rules of the SEC, if a stockholder wants us to include a proposal in our Proxy Statement and Proxy Card for presentation at our 2027 Annual Meeting, the proposal must be received by us at our principal executive offices by February 4, 2027 (90 days prior to May 5, 2027, the one-year anniversary of the 2026 proxy mailing). The proposal should be sent to: Attention: Secretary, Upexi, Inc., 3030 N. Rocky Point Drive, Suite 420, Tampa, FL 33607, and must include the information and representations that are set out in Exchange Act Rule 14a-8.

Under our Bylaws, and as permitted by the rules of the SEC, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at a meeting of our stockholders outside of the requirements set forth in Exchange Act Rule 14a-8. These procedures provide that nominations for director nominees and/or an item of business to be introduced at a meeting of our stockholders must be submitted in writing to the Secretary of the Company at our principal executive offices. Any written submission by a stockholder including a director nomination and/or item of business to be presented at a meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our Bylaws, Delaware law, the rules and regulations of the SEC and must include the information necessary for the Board of Directors to determine whether the candidate qualifies as independent.

If we do not receive notice within the prescribed dates, or if we meet other requirements of the SEC rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

In addition, nominations or proposals not made in accordance herewith may be disregarded by the chairman of the meeting in their discretion, and upon his instructions all votes cast for each such nominee or for such proposals may be disregarded.

FOR THE BOARD OF DIRECTORS

/s/ Allan Marshall
CEO and Chairman of the Board of Directors

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